UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2021

NextGen Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39598	98-1550505
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2255 Glades Road, Suite 324A
Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

(561) 208-8860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	NGACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	NGAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	NGACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Xos, Inc. 2021 Equity Incentive Plan

On August 18, 2021, in connection with the Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of NextGen Acquisition Corporation (“NextGen” and, after the Domestication (as defined below) and the Merger (as defined below), “Xos, Inc.” or “New Xos”), NextGen’s shareholders approved by ordinary resolution and adopted the Xos, Inc. 2021 Equity Incentive Plan (the “2021 Plan”), which provides for the grant of incentive options, nonstatutory options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalents, other stock-based awards, performance awards, cash awards or any combination of the foregoing, to certain of New Xos’ employees, directors and consultants to provide a means whereby New Xos can promote its long-term success and the creation of stockholder value by securing and retaining the services of employees, directors and consultants and encouraging them to focus on critical long-term objectives of New Xos; providing incentives for participants to exert maximum efforts for the success of New Xos and its affiliates; and providing a means by which participants may be given an opportunity to benefit from increases in the value of New Xos through the granting of awards.

The maximum number of shares of common stock, par value $0.0001 per share, of New Xos initially reserved and available for issuance under the 2021 Plan is equal to ten percent (10%) of the fully diluted New Xos common stock immediately following consummation of the Merger, all of which are available for issuance pursuant to incentive stock options under Section 422 of the U.S. Internal Revenue Code of 1986, as amended, or as other types of awards. In addition, the number of shares of New Xos common stock reserved for issuance under the 2021 Plan will automatically increase on January 1 of each year, starting on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (1) five percent (5%) of the fully diluted shares of New Xos common stock on December 31 of the preceding year, or (2) a lesser number of shares of New Xos common stock determined by the board of directors of New Xos prior to the date of the increase.

A summary of the 2021 Plan is included in NextGen’s definitive proxy statement/prospectus (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission on July 30, 2021 and is incorporated herein by reference, which summary is qualified in all respects by the full text of the 2021 Plan included as Annex F to the Definitive Proxy.

Xos, Inc. 2021 Employee Stock Purchase Plan

On August 18, 2021, in connection with the Extraordinary General Meeting, NextGen’s shareholders approved by ordinary resolution and adopted the Xos, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), which provides New Xos employees with the ability to purchase shares of New Xos common stock. The purpose of the ESPP is to provide a means whereby New Xos can align the long-term financial interests of its employees with the financial interests of its shareholders and helping New Xos attract, retain, and motivate employees and encourage them to devote their best efforts to New Xos’ business and financial success. Approval of the ESPP by NextGen’s shareholders will allow New Xos to provide its employees with the opportunity to acquire an ownership interest in New Xos through their participation in the ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of New Xos’ shareholders.

The maximum number of shares of common stock, par value $0.0001 per share, that may be issued under the ESPP is a number of shares equal to two percent (2%) of the shares of New Xos common stock outstanding immediately following consummation of the Merger. In addition, the number of shares of New Xos common stock reserved for issuance under the ESPP will automatically increase on January 1st of each year, beginning on January 1, 2022 and continuing through and including January 1, 2031, by the lesser of (1) one and one half percent (1.5%) of the total number of shares of New Xos common stock outstanding on December 31st of the preceding calendar year, (2) 6,000,000 shares of New Xos common stock, or (3) such lesser number of shares of New Xos common stock as determined by the board of directors of New Xos prior to the date of the increase.

A summary of the 2021 ESPP is included in the Definitive Proxy for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission on July 30, 2021 and is incorporated herein by reference, which summary is qualified in all respects by the full text of the 2021 ESPP included as Annex G to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, 33,356,708 holders of NextGen’s ordinary shares, which represented 71.16% of the ordinary shares outstanding and entitled to vote as of the record date of July 2, 2020, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the NextGen shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

NextGen’s shareholders approved by ordinary resolution and adopted the Agreement and Plan of Merger, dated as of February 21, 2021, as amended on May 14, 2021 (the “Merger Agreement”), by and among NextGen, Sky Merger Sub I, Inc., a Delaware corporation (“Merger Sub”), and Xos, Inc. (n/k/a Xos Fleet, Inc.), a Delaware corporation (“Xos”), which provides for, among other things, the merger of Merger Sub with and into Xos (the “Merger”), with Xos surviving the Merger as a wholly owned subsidiary of NextGen in accordance with the terms and subject to the conditions of the Merger Agreement (the “BCA Proposal”). The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,072,784	1,221,714	62,210	N/A

Approval of the Domestication Proposal

NextGen’s shareholders approved by special resolution the change of NextGen’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Merger, the “Business Combination”) (the “Domestication Proposal”). The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,070,285	1,221,822	64,601	N/A

Organizational Documents Proposals

NextGen’s shareholders approved by special resolution the following material differences between NextGen’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of NextGen Acquisition Corporation (a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “Xos, Inc.” in connection with the Business Combination:

Approval of Organizational Documents Proposal A

NextGen’s shareholders approved the change in the authorized share capital of NextGen from 500,000,000 Class A ordinary shares, par value $0.0001 per share (the “NextGen Class A ordinary shares”), 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 1,000,000,000 shares of common stock, par value $0.0001 per share, of New Xos (the “New Xos common stock”) and 10,000,000 shares of preferred stock, par value $0.0001 per share, of New Xos (the “New Xos preferred stock”) (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,877,817	3,406,773	72,118	N/A

Approval of Organizational Documents Proposal B

NextGen’s shareholders approved that the board of directors of New Xos be authorized to issue any or all shares of New Xos preferred stock in one or more series, with such terms and conditions as may be expressly determined by the New Xos board of directors and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,887,655	3,396,923	72,130	N/A

Approval of Organizational Documents Proposal C

NextGen’s shareholders approved that the board of directors of New Xos be divided into three classes, with each class made up of as nearly as may be possible, of one-third of the total number of directors constituting the entire board of New Xos, with only one class of directors being elected in each year and each class serving a three-year term. The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,855,794	3,432,712	68,202	N/A

Approval of Organizational Documents Proposal D

NextGen’s shareholders approved all other changes in connection with the replacement of the Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws in connection with the consummation of the Business Combination, including (i) changing the corporate name from “NextGen Acquisition Corporation” to “Xos, Inc.”, (ii) making New Xos’ corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware), (iv) being subject to the provisions of Section 203 of the DGCL and (v) removing certain provisions related to NextGen’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which NextGen’s board of directors believes is necessary to adequately address the needs of New Xos after the Business Combination (“Organizational Documents Proposal D”). The voting results with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,915,190	3,377,052	64,466	N/A

Approval of the Director Election Proposal

NextGen’s shareholders approved by ordinary resolution, the election of S. Sara Mathew, Burt Jordan, George Mattson, Dakota Semler, Giordano Sordoni and Ed Rapp, who, upon consummation of the Business Combination, will be the directors of New Xos (the “Director Election Proposal”).

The voting results with respect to the election of S. Sara Mathew were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,063,981	1,255,861	66,866	N/A

The voting results with respect to the election of Burt Jordan were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,063,981	1,255,861	66,866	N/A

The voting results with respect to the election of George Mattson were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,063,981	1,255,861	66,866	N/A

The voting results with respect to the election of Dakota Semler were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,063,981	1,255,861	66,866	N/A

The voting results with respect to the election of Giordano Sordoni were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,063,981	1,255,861	66,866	N/A

The voting results with respect to the election of Ed Rapp were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,063,981	1,255,861	66,866	N/A

Approval of the Stock Issuance Proposal

NextGen’s shareholders approved by ordinary resolution, for purposes of complying with the applicable provisions of The Nasdaq Stock Market Listing Rule 5635, the issuance of New Xos common stock to (a) the PIPE Investors, including the Sponsor Related PIPE Investor, pursuant to the PIPE Investment (as each capitalized term in clause (a) is defined in the Definitive Proxy) and (b) the Xos Stockholders pursuant to the Merger Agreement, in each case as further described in the Definitive Proxy (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,057,804	1,230,683	68,221	N/A

Approval of the Equity Incentive Plan Proposal

NextGen’s shareholders approved by ordinary resolution, the 2021 Plan (the “Equity Incentive Plan Proposal”). The voting results with respect to the Equity Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,607,326	4,674,122	75,260	N/A

Approval of the ESPP Proposal

NextGen’s shareholders approved by ordinary resolution, the ESPP (the “ESPP Proposal”). The voting results with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,054,561	1,232,332	69,815	N/A

Approval of the Adjournment Proposal

NextGen’s shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,560,499	1,725,578	70,631	N/A

Though not guaranteed, NextGen expects to close the Business Combination on August 19, 2021, with the Merger becoming effective at 12:01 a.m., Eastern Time, on August 20, 2021, subject to the satisfaction or waiver of customary closing conditions, and for the New Xos common stock and warrants to begin publicly trading on The Nasdaq Capital Market under the new symbols “XOS” and “XOSWW”, respectively, on August 20, 2021.

Item 7.01 Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of NextGen under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

On August 18, 2021, NextGen issued a press release announcing the results of the Extraordinary General Meeting and related matters. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01 Other Events.

In connection with the BCA Proposal, NextGen’s shareholders elected to redeem an aggregate of approximately 29,886,116 NextGen Class A ordinary shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 18, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NextGen Acquisition Corporation

Date: August 18, 2021	By:	/s/ Patrick T. Ford
		Name:	Patrick T. Ford
		Title:	Chief Financial Officer and Secretary